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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(D) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - JUNE 18, 1999

                               TEXAS UTILITIES COMPANY
                                  DOING BUSINESS AS
                                       TXU CORP

                (Exact name of registrant as specified in its charter)

              TEXAS                      1-12833                 75-2669310

        (State or other                (Commission            (I.R.S. Employer

  jurisdiction of incorporation)       File Number)         Identification No.)

                                 TXU ELECTRIC COMPANY
                                  FORMERLY KNOWN AS
                           TEXAS UTILITIES ELECTRIC COMPANY

                (Exact name of registrant as specified in its charter)


                 TEXAS                   1-11668                 75-1837355

            (State or other            (Commission            (I.R.S. Employer
              jurisdiction
           of incorporation)           File Number)         Identification No.)

              ENERGY PLAZA, 1601 BRYAN STREET, DALLAS, TEXAS  75201-3411
             (Address of principal executive offices, including zip code)

         REGISTRANTS' TELEPHONE NUMBER, INCLUDING AREA CODE - (214) 812-4600


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       ITEM 5.   OTHER EVENTS.

            On June 18, 1999, a bill was signed into law that will restructure the electric utility industry in Texas to, among other matters, authorize competition in the retail and generation markets for electricity beginning January 1, 2002; provide for the opportunity to recover stranded costs; require reductions in nitrogen oxide and sulfur dioxide emissions; require a rate freeze for all customers until January 1, 2002, and certain rate reductions for residential and small commercial customers for three to five years; and set certain limits on capacity owned and controlled by power generation companies. TXU Corp and TXU Electric Company are analyzing how this legislation will affect their respective financial positions, results of operations and cash flows.

            Additional information about the legislation is contained in the news release of TXU Corp dated June 18, 1999 which is incorporated herein by reference.

       ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

            (C)  EXHIBITS.



           Exhibit              Description
           -------              -----------

             99      --      News Release, dated June 18, 1999.


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                                      SIGNATURES




              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                     TEXAS UTILITIES COMPANY,
                                     doing business as TXU CORP



                                By:/s/ Kirk R. Oliver
                                   ---------------------------------------
                                   Name: Kirk R. Oliver
                                   Title: Treasurer and Assistant Secretary

       Date:  June 29, 1999


                                TXU ELECTRIC COMPANY



                                By: /s/ Kirk R. Oliver
                                   ---------------------------------------
                                   Name: Kirk R. Oliver
                                   Title: Treasurer and Assistant Secretary

       Date:  June 29, 1999

                                EXHIBIT INDEX




           EXHIBIT              DESCRIPTION
           -------              -----------


             99                 News Release, dated June 18, 1999.